COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class F (DVVFX), Class I (DVFIX), Class R (DVFRX),

Class T (DVVTX) and Class Z (DVFZX) Shares

Supplement dated June 6, 2017 to

Summary Prospectus and Prospectus dated April 1, 2017 and

Statement of Additional Information dated May 1, 2017

Richard E. Helm has announced his intention to retire from Cohen & Steers Capital Management, Inc. on December 31, 2017. Effective September 30, 2017, Richard E. Helm will no longer serve as a portfolio manager of Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) and Christopher Rhine will assume lead portfolio manager responsibilities for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

DVFPROSSUPP-0617